Commitments and Contingencies (Details 1) In Thousands, unless otherwise specified	Jun. 30, 2012 USD ($)		Jun. 30, 2012 CNY
2013	$ 2,640	[1]	16,771	[1]
2014	1,515	[2]	9,623	[2]
Purchase Obligation	$ 4,155		26,394

[1]	The Company is constructing a seeds drying plant in Xinjiang province in the PRC. The related committed capital expenditure commitment is approximately RMB10.0 million in year 2013.
[2]	The Company has committed to buy land as part of its purchase of the Corson Grain business. The property is to be purchased for RMB9.0 million (US$1.4 million) in November 2013.